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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-91141, 333-54118, 333-74920) and Form S-3 (Nos.
333-59224, 333-68446) of Plains All American Pipeline, L.P. of our report dated March 6, 2002, relating to the consolidated financial statements, which appears in this Current Report on Form 8-K.



Houston, Texas
March 14, 2002